EXHIBIT 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Virtu Financial, Inc. (the “Company”) for the period ended June 30, 2024 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Sean P. Galvin, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, in my capacity as an officer of the Company that, to my knowledge:

1. The Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Sean P. Galvin
Sean Galvin
Chief Financial Officer

Date: July 26, 2024